Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value Measurements
The following tables set forth the fair value of financial instruments that were measured at fair value on a recurring basis (in thousands):

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Financial Assets:
Money market funds	$385,370	$385,370	$—	$—
Total financial assets	$385,370	$385,370	$—	$—

Financial Liabilities:
Public warrant liability	$14,463	$14,463	$—	$—
Private warrant liability	7,092	—	7,092	—
Earn-out contingent liability	10,244	—	—	10,244
Total financial liabilities	$31,799	$14,463	$7,092	$10,244

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Financial Assets:
Money market funds	$92,940	$92,940	$—	$—
Total financial assets	$92,940	$92,940	$—	$—
Of the $400.6 million cash and cash equivalents presented on the consolidated balance sheets, $385.4 million is in money market funds and is classified within Level 1 of the fair value hierarchy as the fair value is based on quoted prices in active markets.
The Company’s outstanding warrants include publicly-traded warrants (the “Public Warrants”) which were originally issued in the IPO and warrants sold in a private placement to CMLS Holdings LLC (the “Private Warrants”). The Company evaluated its warrants under ASC 815-40, Derivatives and Hedging—Contracts in Entity’s Own Equity, and concluded that they do not meet the criteria to be classified in stockholders’ equity. Since the Public Warrants and Private Warrants meet the definition of a derivative under ASC 815, the Company recorded these warrants as non-current liabilities on the balance sheet at fair value upon the closing of the Business Combination, with subsequent changes in their respective fair values recognized in other income (expense), net on the consolidated statements of operations and comprehensive loss at each reporting date. As of December 31, 2021, the Public Warrants are classified within Level 1 of the fair value hierarchy as they are traded in active markets. The Private Warrants are classified within Level 2 of the fair value hierarchy as management determined the fair value of each Private Warrant is the same as that of a Public Warrant because the terms are substantially the same.
The contingent obligation to issue earn-out shares for Legacy Sema4 stockholders is accounted for as a liability and required remeasurement at each reporting date. The estimated fair value of the total earn-out shares as of December 31, 2021 is determined based on a Monte Carlo simulation valuation model. The fair value of the earn-out contingent liability is sensitive to expected volatility estimated based on selected guideline public companies and Company’s common stock price which is sensitive to changes in the forecasts of earnings and/or the relevant operating metrics. The key assumptions utilized in determining the valuation as of December 31, 2021 and Closing Date were the following:

	December 31, 2021	Closing Date
Stock price	$4.46	$11.60
Expected volatility	62.5%	70.0%
Expected term (in years)	1.6	2.0
Risk-free interest rate	0.58%	0.20%
The earn-out contingent liability is categorized as Level 3 of the fair value hierarchy as the Company utilizes unobservable inputs in estimating volatility rate. Initial fair value determined and recorded at the Closing Date was $143.1 million and a gain of $132.9 million was recorded in the change in fair market value of warrant and earn-out contingent liability in the consolidated statements of operations and comprehensive loss based on re-measurement performed as of December 31, 2021.